Supplement dated December 13, 2013
to the Statement of Additional Information
for Principal Variable Contracts Funds, Inc.
dated May 1, 2013 as amended and restated October 31, 2013

(as supplemented on November 19, 2013 and November 22, 2013)

(Not all Accounts are offered in all variable annuity and variable life contracts.)

This supplement updates information currently in the Statement of Additional Information. Retain this supplement with the Statement of Additional Information.

LEADERSHIP STRUCTURE AND BOARD OF DIRECTORS
Add the following above the Audit Committee information:

15(c) Committee
The Committee’s primary purpose is to assist the Board in performing the annual review of the Fund’s advisory and sub-advisory agreements pursuant to Section 15(c) of the 1940 Act. The Committee responsibilities include requesting and reviewing materials. Because the 15(c) Committee is new, it held no meetings during the last fiscal year.
In the Management Information section, please add “15(c) Committee” to the “Position(s) Held with Fund” column to the following Directors in the Independent Directors table:
Craig Damos
Mark Grimmett
Fritz Hirsch
Tao Huang
Dan Pavelich